                                  SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934


Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary proxy statement                         [ ] Confidential, for Use of the Commission Only (as
                                                            permitted by Rule 14a-6(e)(2))
[X] Definitive proxy statement
[ ] Definitive Additional Materials
[ ] Soliciting Material under Rule 14a-12

                        Aquis Communications Group, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing proxy statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.


    (1) Title of each class of securities to which transaction applies:
--------------------------------------------------------------------------------

    (2) Aggregate number of securities to which transaction applies:
--------------------------------------------------------------------------------


    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
--------------------------------------------------------------------------------

    (4) Proposed maximum aggregate value of transaction:
--------------------------------------------------------------------------------

    (5) Total fee paid:
--------------------------------------------------------------------------------

[ ]     Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

    (2) Form, Schedule or Registration Statement No.:

    (3) Filing Party:

    (4) Date Filed:
--------------------------------------------------------------------------------

                        AQUIS COMMUNICATIONS GROUP, INC.
                            1719A Route 10, Suite 300
                          Parsippany, New Jersey 07054

Dear Shareholder:

         You are cordially invited to attend the 2004 annual meeting of shareholders of Aquis Communications Group, Inc. (the "Company"), to be held at our corporate offices, 1719A Route 10, Suite 300, Parsippany, New Jersey 07054, on May 20, 2004, at 8:00 a.m. (Eastern Daylight Time).

         The attached notice of annual meeting and proxy statement describe the formal business to be transacted at the meeting. Following the formal business portion of the annual meeting, there will be a report on the operations of the Company and shareholders will be given the opportunity to ask questions. At your earliest convenience, please mark, sign, date and return the accompanying proxy card in the enclosed postage pre-paid envelope. We hope you will be able to attend the annual meeting.

         Whether or not you plan to attend the annual meeting, please complete, sign, date and return the enclosed proxy card promptly. If you attend the annual meeting, you may revoke such proxy and vote in person if you wish, even if you have previously returned your proxy card. If you do not attend the annual meeting, you may still revoke such proxy at any time prior to the annual meeting by providing written notice of such revocation as provided herein. YOUR PROMPT COOPERATION WILL BE GREATLY APPRECIATED.

                                   Sincerely,

                                   /s/ Brian M. Bobeck

                                   Brian M. Bobeck
                                   Chief Executive Officer

Parsippany, New Jersey
April 30, 2004

                        AQUIS COMMUNICATIONS GROUP, INC.
                            1719A Route 10, Suite 300
                          Parsippany, New Jersey 07054

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To the Shareholders of Aquis Communications Group, Inc.:

         The annual meeting of shareholders of Aquis Communications Group, Inc., a Delaware corporation (the "Company"), will be held at our corporate offices, 1719A Route 10, Suite 300, Parsippany, New Jersey 07054 at 8:00 a.m. Eastern Daylight Time, on Thursday, May 20, 2004 for the following purposes:

         (1) To elect five (5) directors, to hold office for a one (1) year term and until their successors have been duly elected and qualified; and

         (2) To transact such other business as may properly come before the meeting, or any adjournment or postponement thereof.

         The proxy statement and form of proxy accompanying this notice are being mailed to shareholders on or about April 30, 2004. Only shareholders of record at the close of business on April 12, 2004 are entitled to notice of and to vote at the meeting and any adjournment thereof.

         Your attention is directed to the proxy statement accompanying this notice for a more complete statement regarding the matters to be acted upon at the meeting.

         We hope very much that you will be able to be with us. The Company's Board of Directors urges all shareholders of record to exercise their right to vote at the annual meeting of shareholders personally or by proxy. Accordingly, we are sending you the accompanying proxy statement and the enclosed proxy card.

         Your representation at the annual meeting of shareholders is important. To ensure your representation, whether or not you plan to attend the annual meeting, please complete, date, sign and return the enclosed proxy card. Should you desire to revoke your proxy, you may do so at any time before it is voted in the manner provided in the accompanying proxy statement.

By Order of the Board of Directors,


/s/ Brian M. Bobeck

Brian M. Bobeck
Chief Executive Officer

Parsippany, New Jersey
April 30, 2004

                                TABLE OF CONTENTS


PROXY STATEMENT................................................................1
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT.................4
PROPOSAL 1.....................................................................6
EXECUTIVE OFFICERS............................................................11
EXECUTIVE COMPENSATION........................................................12
REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION................15
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION...................15
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS................................16
AUDIT COMMITTEE REPORT........................................................17
COMPANY PERFORMANCE...........................................................18
INDEPENDENT AUDITORS..........................................................19
FEES TO WISS & COMPANY, LLP...................................................19
SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE.......................20
MISCELLANEOUS.................................................................20


Appendix A: Audit Committee Charter

                        AQUIS COMMUNICATIONS GROUP, INC.
                            1719A Route 10, Suite 300
                          Parsippany, New Jersey 07054


                                 PROXY STATEMENT

         The Board of Directors is soliciting proxies for this year's annual meeting of shareholders. This proxy statement contains important information for you to consider when deciding how to vote on matters brought before the meeting. Please read it carefully.

         The Board has set April 12, 2004 as the record date for the meeting. Shareholders who owned Aquis Communications Group, Inc. common stock on that date are entitled to receive notice of and vote at the meeting, with each share entitled to one vote. Cumulative voting is not permitted. On the record date there were 179,611,939 shares of Aquis common stock outstanding.

         This proxy statement and enclosed proxy were initially mailed or delivered to shareholders on or about April 30, 2004. The Company's Annual Report, which includes the Company's Annual Report on Form 10-K filed with the Securities and Exchange Commission (the "SEC") for the fiscal year ended December 31, 2003, is being concurrently mailed or delivered with this proxy statement to shareholders entitled to vote at the annual meeting. The Annual Report is not to be regarded as proxy soliciting material.

         Why am I receiving this proxy statement and proxy form?

         You are receiving this proxy statement and proxy form because you own shares of Aquis common stock. This proxy statement describes issues on which you are entitled to vote.

         When you sign the proxy form you appoint Brian Plunkett, the Company's Chief Financial Officer, as your representative at the meeting. Mr. Plunkett will vote your shares at the meeting as you have instructed on the proxy form. This way, your shares will be voted even if you cannot attend the meeting.

         If your shares are not voted in person, they cannot be voted on your behalf unless you provide our corporate secretary with a signed proxy authorizing another person to vote on your behalf. Even if you expect to attend the meeting in person, in order to ensure that your shares are represented, please complete, sign and date the enclosed proxy form and return it promptly.

         Who is soliciting my proxy and who is paying the cost of the solicitation?

         The Company's Board of Directors is sending you this proxy statement in connection with its solicitation of proxies for use at the 2004 annual meeting. Certain of our directors, officers and employees may solicit proxies by mail, telephone, facsimile or in person. The Company will pay for the costs of solicitation. We do not expect to pay any compensation for the solicitation of proxies, except to brokers, nominees and similar recordholders for reasonable expenses in mailing proxy materials to beneficial owners of Aquis common stock.

         What am I voting on?

         At the annual meeting you will be asked to vote on the election of five
(5) directors to serve a one (1) year term on the Company's Board of Directors.

         Who is entitled to vote?

         Only shareholders who owned Aquis Communications Group, Inc. common stock as of the close of business on the record date, April 12, 2004, are entitled to receive notice of the annual meeting and to vote the shares that they held on that date at the meeting, or at any postponement or adjournment of the meeting.

         How do I vote?

         You may vote your shares either in person at the annual meeting or by proxy. To vote by proxy, you should complete, date, sign and mail the enclosed proxy in the prepaid envelope provided. If your shares are registered in your own name and you attend the meeting, you may deliver your completed proxy in person. "Street name" shareholders, that is, those shareholders whose shares are held in the name of and through a broker or nominee, who wish to vote at the meeting will need to obtain a proxy form from the institution that holds their shares if they did not receive one directly.

         Can I change my vote after I return my proxy form?

         Yes.

         You may revoke your proxy and change your vote at any time before the proxy is exercised by filing with Mr. Plunkett either a written notice of revocation or another signed proxy bearing a later date. The powers of the proxy holders will be suspended if you attend the meeting in person and inform the corporate secretary that you wish to revoke or replace your proxy. Your attendance at the meeting will not by itself revoke a previously granted proxy. If you hold your shares in "street name" through a broker, bank or other nominee, you may revoke your proxy by following instructions provided by your broker, bank or nominee. No notice of revocation or later-dated proxy will be effective until received by Mr. Plunkett at or prior to the annual meeting.

         What is the Board's recommendation and how will my shares be voted?

         The Board recommends a vote FOR the re-election of the nominated directors listed in this proxy statement. If properly signed and returned in time for the annual meeting, the enclosed proxy will be voted in accordance with the choices specified thereon. If you return a signed proxy, but do not specify a choice, Mr. Plunkett, as the person named as the proxy holder on the proxy form, will vote as recommended by the Board of Directors. If any other matters are considered at the meeting, Mr. Plunkett will vote as recommended by the Board of Directors. If the Board does not give a recommendation, Mr. Plunkett will have discretion to vote as he thinks best. If a broker submits a proxy that indicates that the broker does not have discretionary authority as to certain shares to vote on one or more matters, those shares will be counted as shares that are present for purposes of determining the presence of a quorum but will not be considered as present and entitled to vote with respect to such matters.

         Will my shares be voted if I do not sign and return my proxy form?

         If your shares are registered in your name and you do not return your proxy form or do not vote in person at the annual meeting, your shares will not be voted. If your shares are held in street name and you do not submit voting instructions to your broker, your broker may vote your shares for the election of directors as they think best.

         How many votes are needed to hold the annual meeting?

         Counting all of the Company's outstanding common stock, there are a total of 179,611,939 votes outstanding. A majority of the Company's outstanding shares as of the record date (a quorum) must be present at the annual meeting in order to hold the meeting and conduct business. Shares are counted as present at the meeting if: (a) a shareholder is present and votes in person at the meeting;
(b) a shareholder has properly submitted a proxy form, even if the shareholder marks abstentions on the proxy form; or (c) a broker or nominee has properly submitted a proxy form, even if the broker does not vote because the beneficial owner of the shares has not given the broker or nominee specific voting instructions and the broker or nominee does not have voting discretion (a "broker non-vote"). A share, once represented for any purpose at the meeting, is deemed present for purposes of determining a quorum for the meeting (unless the meeting is adjourned and a new record date is set for the adjourned meeting), even if the holder of the share abstains from voting with respect to any matter brought before the meeting.

         What vote is required to elect directors?

         The nominees for director who receive the highest number of FOR votes cast will be elected. You may vote FOR all or some of the nominees or WITHHOLD AUTHORITY for all or some of the nominees. Withheld votes and broker non-votes, if any, are not treated as votes cast and, therefore, will have no effect on the proposal to elect directors. Any other matters that may be properly submitted to the shareholders will be approved by the affirmative vote of a majority of votes cast of the shares of common stock represented by proxy and entitled to vote at the annual meeting.

         Can I vote on other matters or submit a proposal to be considered at the meeting?

         The Company has not received timely notice of any shareholder proposals to be considered at the annual meeting, and shareholders may submit matters for a vote only in accordance with the Company's bylaws. The Board of Directors does not presently know of any other matters to be brought before the annual meeting.

         For shareholders seeking to include proposals in the proxy materials for the 2005 annual meeting, the proposing shareholder or shareholders must comply with all applicable regulations, including Rule 14a-8 under the Securities Exchange Act of 1934, as amended, and the proposals must be received by the Secretary of the Company no later than December 31, 2004. Shareholders who intend to present a proposal at the 2005 annual meeting without inclusion of such proposal in the Company's proxy materials are required to provide such proposals to the Secretary of the Company no later than March 16, 2005. Any such proposal should be directed to: Aquis Communications Group, Inc., 1719A Route 10, Suite 300, Parsippany, New Jersey 07054, Attention: Corporate Secretary, c/o Stephen Simon.

         Are there any dissenters' rights or appraisal rights with respect to any of proposals described in this proxy statement?

         There are no appraisal or similar rights of dissenters respecting the matters to be voted upon.

         How do I communicate with directors?

         The Board has established a process for shareholders to send communications to the Board or any of the directors. Shareholders may send communications to the Board or any of the directors c/o Stephen Simon, Aquis Communications Group, Inc. 1719A Route 10, Suite 300, Parsippany, New Jersey 07054. All communications will be compiled by Mr. Simon and submitted to the Board or the individual directors on a monthly basis.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         How much stock do the Company's directors, executive officers, and principle shareholders own?

         The following table sets forth information regarding beneficial ownership of the Common Stock as of March 26, 2004, with respect to: (1) each person known by the Company to beneficially own 5% or more of the outstanding shares of Common Stock, (2) each of the Company's directors, (3) each of the Company's Named Executive Officers (as defined below) and (4) all directors and officers as a group. Except as noted, each person set forth below has sole voting and investment control over the shares reported.

                                                                 Shares Beneficially        Percent of Outstanding
Name and Address (1)                                                  Owned (2)                   Shares (2)
----------------------------------------------------------     ------------------------  ---------------------------
FINOVA Capital Corporation                                           139,030,998                    77.32%
and Desert Communications I, LLC (3)
500 Church Street, Suite 200
Nashville, TN 37219

AMRO International, S.A. (4)                                          17,781,582                      9.9%
c/o Ultra Finance
Grossmuenster Platz 6
Zurich CH-8022, Switzerland

John B. Burtchaell, Jr.                                                  -0-                          *

Eugene I. Davis                                                          -0-                          *

Richard Gdovic                                                           -0-                          *

Thomas W. Parrish                                                        -0-                          *

David A. Sands                                                           -0-                          *

Brian M. Bobeck (5)                                                      303,500                      *

D. Brian Plunkett (6)                                                    466,762                      *

John P. Alexander (7)                                                    -0-                          *

All directors and officers as a group (8 persons)                        770,262                      *


-----------

(1) Unless otherwise indicated, the address for all persons listed above is c/o Aquis Communications Group, Inc., 1719A Route 10, Suite 300, Parsippany, New Jersey 07054.

(2) Based upon 179,611,939 shares of Common Stock outstanding at March 26, 2004. The securities "beneficially owned" by an individual are determined in accordance with the definition of "beneficial ownership" set forth in the regulations promulgated under the Exchange Act, and, accordingly, may include securities owned by or for, among others, the spouse and/or minor children of an individual and any other relative who has the same home as such individual, as well as, other securities as to which the individual has or shares voting or investment power or which each person has the right to acquire within 60 days through the exercise of options or otherwise. Beneficial ownership may be disclaimed as to certain of the securities. Any securities not outstanding which are subject to options, warrants, rights or conversion privileges (such as those held by FINOVA and AMRO and reflected in this table) are deemed to be outstanding for the purpose of computing the percentage of outstanding securities of the class owned by such person but are not deemed to be outstanding for the purpose of computing the percentage of the class owned by any other person. Therefore, the percent of all outstanding shares reflected in the table is greater than 100%.

(3) FINOVA and Desert filed a Schedule 13D dated August 12, 2002. The beneficial ownership information presented and the remainder of the information contained in this footnote is based on the Schedule 13D and information provided concerning a recent settlement with Deutsche Bank, a lending partner of FINOVA. The ownership information includes 139,030,998 shares of Common Stock that were issued upon conversion of 143,671.59 shares of Series A Convertible Preferred Stock, $0.01 par value per share, owned by Desert and FINOVA in December 2002, net of Deutsche Bank's interests acquired through that settlement consisting of 4,640,592 shares. FINOVA is the sole member of Desert. Does not include warrants, as adjusted to reflect Deutsche Bank's interests, to purchase 185,997,996 shares of Common Stock which expire August 12, 2012, or warrants to purchase 21,671,489 shares of Common Stock which expire upon the occurrence of a Trigger Event (as defined in such Warrant) and before the earlier of August 12, 2012 or the repayment by the Company of its obligations under the Tranche A Note (as defined in the Amended and Restated Loan Agreement between FINOVA and Aquis Wireless Communications, Inc., dated as of August 12, 2002) to FINOVA prior to the Trigger Event (as defined in such Warrant). These warrants may not be exercised to the extent that such exercise would result in FINOVA's ownership of more than 79.99% of Aquis' Common Stock.

(4) Includes 17,781,582 shares of Common Stock issued upon conversion of 17,781.582 shares of Series A Convertible Preferred Stock, $0.01 par value per share, in December 2002. Also includes warrants to purchase 26,560,206 shares of Common Stock, which expire August 12, 2012, pursuant to the terms of the Restructuring. These warrants may not be exercised to the extent that such exercise would result in AMRO's ownership of more than 9.9% of Aquis' Common Stock.

(5)      Includes options to purchase 303,500 shares of Common Stock.

(6)      Includes options to purchase 466,762 shares of Common Stock.

(7) Mr. Alexander served as the Company's Vice President Sales from September 1, 2003 through March 2004.

(*)      Less than 1%.

                                   PROPOSAL 1
                              ELECTION OF DIRECTORS

         How many directors are nominated?

         The Company's bylaws provide that the number of directors to be elected by the shareholders shall be established by the Board of Directors from time to time. The number of directors is currently set at six, though following the annual meeting the Board of Directors intends to reduce its size to five directors. The Company is contractually bound, pursuant to the terms of its previously reported debt restructuring with its principal lender, FINOVA Capital Corporation ("FINOVA"), and AMRO International, S.A. ("AMRO"), the Company's unsecured lender (the "Restructuring"), to allow FINOVA to appoint three directors to the Board and to allow AMRO to appoint one director to the Board. Pursuant to the Restructuring, FINOVA has appointed John B. Burtchaell, Jr., Thomas W. Parrish, and David A. Sands to the Board, and AMRO has appointed Eugene I. Davis to the Board. The terms of the Restructuring are discussed in more detail in this Proxy Statement under the heading "Certain Relationships and Related Party Transactions." The Company's Chief Executive Officer, Brian Bobeck, has also been appointed to the Board. Together with Mr. Bobeck, each of the individuals appointed to the Board pursuant to the terms of the Restructuring are nominated in this Proxy Statement to serve on the Board.

         The charter requires that the Company's Board of Directors serve one
(1) year terms or until their successors are elected and qualified. Accordingly, upon re-election, the nominated directors will serve until the Company's 2005 annual meeting or until their successors are elected and qualified.

         Must director nominees attend our annual meeting?

         It is the Company's policy that the directors who are up for election at the annual meeting attend the annual meeting. The Company did not hold an annual meeting in 2003. All directors up for election at the Company's last annual meeting (held in 2002) attended the 2002 annual meeting of shareholders.

         Who are the Board nominees?

         Information regarding each of the nominees is provided below, including name, age, principal occupation during the past five years, the year first elected as a director of Aquis, and the expiration date of such director's term. All of the director nominees are presently directors of the Company.

         The following directors have been nominated to continue in office for a new term or until the election and qualification of their respective successors in office:

                                        Director
Name of Nominee                Age        Since                     Principal Occupation Last Five Years
--------------------------    ------    ----------    ------------------------------------------------------------------

John B. Burtchaell, Jr.        61         2002        Mr.  Burtchaell  is a Senior Vice  President of FINOVA's  Special
                                                      Assets  Division and is responsible for overseeing the management
                                                      of  the  largest  and  most  complex  workout   relationships  in
                                                      FINOVA's  portfolio.  This  responsibility  includes managing the execution  of workout  strategies  for each of FINOVA's  lines of business.  Mr.  Burtchaell  has extensive  portfolio  workout and credit  experience.  He has held  senior  positions  for  various lending  institutions.  Prior to  joining  FINOVA  in  1998,  Mr.
                                                      Burtchaell  worked at First American National Bank where he was a
                                                      Senior Vice President and Division  Manager from 1996 to 1998 and a Senior Vice  President and Senior  Credit  Officer from 1992 to
                                                      1996.  He also held the  position  of Senior Vice  President  and
                                                      Senior Credit Officer at Dominion Bank from 1988 to 1992.  Before joining  Dominion Bank in 1988, Mr.  Burtchaell was the President
                                                      and Chief  Executive  Officer  of a BancOne  affiliate  for seven years.  Mr.  Burtchaell  was designated by FINOVA to serve on the
                                                      Board.

                                        Director
Name of Nominee                Age        Since                     Principal Occupation Last Five Years
--------------------------    ------    ----------    ------------------------------------------------------------------

Eugene I. Davis                48         2002        Mr. Davis served on an interim basis as the  Company's  President from  April  29,  2002  to  October  17,  2002  and as its  Chief
                                                      Executive  Officer from July 1, 2002 to October 17,  2002.  Since
                                                      August of 2002,  he has been the  Chairman  and  Chief  Executive
                                                      Officer  of  Murdock   Communications   Corp.,  a  NASDAQ  listed
                                                      company.  In 1999, he became Chairman and Chief Executive Officer
                                                      of  PIRINATE   Consulting   Group,   L.L.C.,   a  privately  held
                                                      consulting   firm   specializing   in  crisis   and   turn-around
                                                      management,  merger  and  acquisition  consulting,   hostile  and
                                                      friendly   takeovers,   proxy  contests  and  strategic  planning
                                                      advisory services for public and private business  entities.  Mr.
                                                      Davis has been Chairman,  Chief  Executive  Officer and President of RBX  Industries,  Inc.  since August  2001,  after having been appointed Chief  Restructuring  Officer in January 2001. RBX is a
                                                      leading  manufacturer of closed cell foam and custom mixed rubber compounds.  From January 2000 through  August 2001, Mr. Davis was
                                                      Chairman and Chief  Executive  Officer of Murdock  Communications
                                                      Corp.  From  May  1999  through  June  2001,  he  was  the  Chief
                                                      Executive  Officer  of  SmarTalk  Teleservices,  Inc.,  which had filed a petition under Chapter 11 of the Federal  Bankruptcy Code in March 1999.  He was Chief  Operating  Officer of TotalTel  USA
                                                      Communications,  Inc. in 1998. Both SmarTalk  Teleservices,  Inc.
                                                      and TotalTel USA  Communications,  Inc. are NASDAQ companies.  In addition,  he is a director of Coho Energy,  Inc.,  Elder-Beerman
                                                      Stores Corp., Eagle Geophysical,  Inc., Flag  Telecommunications,
                                                      Inc., Metals USA, Inc.,  MetroCall  Holdings,  Inc., and a member of the  Board  of  Advisors  of PPM  America  Special  Investment
                                                      Funds. Mr. Davis was designated by AMRO to serve on the Board.

Thomas W. Parrish              54         2002        Mr. Parrish has been the President of Parrish  Interests,  a real estate and investment  firm, since 1999. Prior to that, from 1985 to 1999,  he was the  President  and Chief  Executive  Officer of
                                                      Southwestern  Bank & Trust Company and, from 1979 to 1985, he was the President of Exchange  National  Bank.  Mr.  Parrish has more than twenty years experience in  commercial/consumer  banking and real estate  development  industries.  Mr.  Parrish serves on the
                                                      Board of Directors of the Oklahoma  Medical  Research  Foundation
                                                      and  The  First  National  Bank  of  Oklahoma.  Mr.  Parrish  was
                                                      designated by FINOVA to serve on the Board.

David A. Sands                 46         2002        Mr. Sands is the Vice  President of The FINOVA  Group.  Mr. Sands
                                                      is responsible for workout  management/  recovery of a variety of distressed  companies.  Prior to joining  FINOVA in May 2001, Mr.
                                                      Sands served as the Chief  Executive  Officer from September 1999 to July  2001 of PCT  Automation  Systems  Corporation  where  he developed and executed  business and financial plans that enabled the reorganized and  restructured  company to prosper and be sold to a corporate buyer.  Prior to that, he served as an independent consultant,  with assignments including Interim President,  board of directors  member and acquisition  consultant,  from September
                                                      1997 to March  2001.  From  April 1996 to July  1997,  Mr.  Sands
                                                      served as the  President and Chief  Executive  Officer of Process
                                                      Control   Technologies,   Inc.,  a   manufacturer   of  specially
                                                      continuous flow equipment.  Mr. Sands was designated by FINOVA to serve on the Board. Mr. Sands is a Certified Public Accountant.



                                        Director
Name of Nominee                Age        Since                     Principal Occupation Last Five Years
--------------------------    ------    ----------    ------------------------------------------------------------------

Brian M. Bobeck                36         2003        Mr.  Bobeck was  appointed  to the Board on November  11, 2003 in conjunction  with the  resignation  of Mr. Alex E. Stillwell from the Board at that time. He also succeeded Mr.  Stillwell as Chief
                                                      Executive  Officer  effective  September 1, 2003.  Mr. Bobeck has served as President  and Chief  Operating  Officer of the Company
                                                      since  December 11, 2002.  Prior to that time,  Mr. Bobeck served as Vice-President  Engineering of the Company and its predecessor from  January  1999.  During  1998,  Mr.  Bobeck was  Director of
                                                      Technical Services for Vanguard Cellular.  From 1996 to 1998, Mr.
                                                      Bobeck was Director of  Engineering  for  NationPage  Inc.  Prior
                                                      thereto,   Mr.   Bobeck   was   Operations   Manager   for  C-TEC
                                                      Corporation, an independent local exchange carrier.


         What happens if a nominee refuses or is unable to stand for election?

         The Board may reduce the number of seats on the Board or designate a replacement nominee. If the Board designates a substitute, shares represented by proxy will be voted FOR the substitute nominee. Except for Richard Gdovic, who has informed the Company that he does not intend to stand for re-election at the 2004 annual meeting, the Board presently has no knowledge that any of the nominees will refuse, or be unable, to serve. Mr. Gdovic's biographical information is described below.


Name of Nominee                       Age       Director Since             Principal Occupation Last Five Years
--------------------------------    --------    ---------------    -----------------------------------------------------

Richard Gdovic                        41             2002          Mr. Gdovic has been the General  Manager of ComServe
                                                                   Corporation,    a   complete    billing    solutions
                                                                   organization  designed  specifically  for the paging
                                                                   and cellular  industries,  since October  1994.  Mr.
                                                                   Gdovic  oversees  all  operations  of  ComServe  and
                                                                   related  holding  companies.  He also  serves as the
                                                                   General  Manager  of  Comsoft  Corporation  where he
                                                                   oversees all of its  operations  and as President of
                                                                   Comserve   Service   Group,   Inc.  Mr.  Gdovic  has
                                                                   seventeen  years  experience  developing  accounting
                                                                   software   with  the  last   thirteen   years  spent
                                                                   developing    software   for   the    communications
                                                                   industry.  He serves on the  Board of  Directors  of
                                                                   Comserve Service Group, Inc.,  LaserTek  Corporation
                                                                   and LaserTek Holding Corporation.


         Is the Board independent?

         Four of the Company's current five continuing directors, i.e., all of the non-management directors, are independent as defined under the National Association of Securities Dealers, Inc. ("NASD") Rule 4200(a)(15). The Company's non-management directors meet in executive sessions, without management present, on a regular basis.

         What committees has the Board established?

         The Board of Directors has established an audit committee and a compensation committee.

         Audit Committee. The Company has a separately-designated standing audit committee that is established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)) and this committee has adopted a written charter. The audit committee supervises matters relating to the audit function, reviews the Company's quarterly reports, and reviews and approves the annual report of the Company's independent auditors. The audit committee also has oversight responsibilities with respect to the Company's financial reporting, including the annual and other reports to the Securities and Exchange Commission and the annual report to the shareholders. Current members of the audit committee are: John B. Burtchaell, Jr., Tom Parrish, Chairman of the Audit Committee, and Richard Gdovic. Each of the audit committee members is an independent director both under the NASD general independence rule (Rule 4200(a)(15)) and, except for Mr. Burtchaell, who does not qualify for the heightened independence standards since he is an officer of FINOVA, under NASD Rule 4350(d)(2)(A) regarding heightened independence standards for audit committee members. Mr. Parrish qualifies as an "audit committee financial expert" as described in NASD Rule 4350(d)(2)(A). There were four meetings of the audit committee during 2003. The audit committee has adopted a written charter, a copy of which is attached as Appendix A to this proxy statement.

         Compensation Committee. The compensation committee is responsible for
(1) establishing compensation programs for the chief executive officer, executive vice presidents and senior vice presidents of the Company that are designed to attract, motivate and retain key senior officers responsible for the success of the Company as a whole; (2) administering and maintaining such programs in a manner that will benefit the long-term interests of the Company and its shareholders; and (3) determining the salary, bonus, stock option and other compensation of the Company's employees and executive officers; (4) setting goals and standards for hiring, compensating and retaining employees. The compensation committee serves pursuant to a charter adopted by the Board of Directors. The current members of the compensation committee are: Mr. Burtchaell, Chairman of the Compensation Committee, Mr. Davis, and Mr. Sands. The compensation committee met one time during 2003.

         Does the Board have a standing nominating committee?

         The Board of Directors does not have a standing nominating committee or a nominating committee charter. Because a majority of the Company's voting stock is controlled by FINOVA, the Board of Directors has determined that it is not appropriate for the Company to have a committee that selects nominees for the Board of Directors. The directors that are not nominated by FINOVA or AMRO in accordance with the Restructuring were selected by a majority of the Company's Board.

         The Company's Board of Directors does not have a policy in place with regard to the consideration of any director candidates recommended by shareholders. For the same reasons that the Board has determined that it is not appropriate to have a nominating committee, as described above, the Board of Directors does not believe that it is appropriate to enact a formal policy regarding the consideration of candidates recommended by the Company's shareholders.

         How often did the Board of Directors meet during 2003?

         During fiscal 2003, the Board of Directors held five meetings and adopted one written consent action. Each director attended at least 75% of the aggregate of (i) the total number of meetings of the Board of Directors and (ii) the total number of meetings held by all committees on which the individual director served.

         How are directors compensated?

         The Board has determined that, in light of the substantial contribution of time that was being asked of all members of the Board, the compensation for members of the Board going forward will be (1) an annual retainer of $15,000, payable quarterly, (2) a per meeting fee of $1,000 for each in-person meeting and $500 for each telephonic meeting and (3) the reimbursement of expenses.

                               EXECUTIVE OFFICERS

         Who are the Company's executive officers?

         The following information sets forth the age, business experience and certain other information for each of the current executive officers of the
Company:

                                        Officer
Name of Executive Officer      Age        Since                     Principal Occupation Last Five Years
--------------------------    ------    ----------    ------------------------------------------------------------------

Brian M. Bobeck                36         1999        Mr.  Bobeck became the  Company's  President and Chief  Executive
                                                      Officer on September  1, 2003.  Mr.  Bobeck was  appointed to the
                                                      Board on November  11, 2003.  Mr.  Bobeck has served as President and Chief  Operating  Officer of the Company  since  December 11,
                                                      2002.  Prior to that time,  Mr. Bobeck  served as  Vice-President
                                                      Engineering  of the  Company  and its  predecessor  from  January
                                                      1999. During 1998, Mr. Bobeck was Director of Technical  Services
                                                      for  Vanguard  Cellular.  From  1996  to  1998,  Mr.  Bobeck  was
                                                      Director of Engineering  for NationPage  Inc. Prior thereto,  Mr.
                                                      Bobeck  was  Operations   Manager  for  C-TEC   Corporation,   an
                                                      independent local exchange carrier.

D. Brian Plunkett              48         1999        Mr.  Plunkett  served  as  the  Chief  Financial  Officer,   Vice
                                                      President,   Treasurer   and   Assistant   Secretary   of   Aquis
                                                      Communications,  Inc.  from January 1, 1999 until its merger with the Company,  and as  Vice-President  and Chief Financial Officer
                                                      of the Company since that time.  Prior  thereto,  he had been the
                                                      Chief Financial Officer for NationPage,  Inc., from January 1995.
                                                      For more than ten years prior to his employment with  NationPage,
                                                      Mr. Plunkett was employed by PageAmerica  Group, Inc., a publicly traded, FCC licensed  facilities-based wireless provider where he served as Vice  President  of Finance  and  Principal  Accounting
                                                      Officer. Mr. Plunkett is a Certified Public Accountant.

         What are the terms of the officers' employment?

         All officers of the Company serve for terms expiring at the next annual meeting of shareholders following the date of their appointment. Each of the Aquis officers devotes his full time to the affairs of Aquis.

                             EXECUTIVE COMPENSATION

         The following section describes the compensation that the Company pays its chief executive officer and the persons who, at December 31, 2003, were the other most highly compensated executive officers of the Company (collectively, the "Named Executive Officers"). This section includes:

         o a report of the Company's compensation committee on executive compensation;

         o a detailed table showing compensation of the Named Executive Officers for the last three years; and

         o information about stock options and other benefits.

         How much compensation did the Company pay the Named Executive Officers during 2003?

         The following table summarizes the compensation paid or accrued for the fiscal years ended December 31, 2003, 2002, and 2001, by the Company to or for the benefit of each person who served as the Company's Chief Executive Officer at any time during fiscal year 2003 and to the Company's most highly compensated executive officers (other than the Chief Executive Officer) employed as of December 31, 2003 (the "Named Executive Officers"):

                                                     SUMMARY COMPENSATION TABLE

                                            Annual Compensation                              Long Term Compensation
                                     -----------------------------------    --------------------------------------------------------
                                                                                 Awards                                  Payouts
                                                                            -----------------------------        -------------------
                                                                              Restricted
                                                                                 Stock           Options/SARS         All Other
Name and Principal Position                Year       Salary       Bonus      Awards(s)($)           (#)            Compensation
----------------------------------     ---------- ------------ ----------   ---------------    ----------------    --------------

Alex E. Stillwell (1).............        2003      $108,750       -0-             -0-                 -0-             $55,000
Former Chief Executive Officer            2002       $30,096       -0-             -0-                 -0-             $49,126
                                          2001         -0-         -0-             -0-                 -0-               -0-

Brian M. Bobeck. ................         2003      $155,083       -0-             -0-                 -0-              $6,000
Chief Executive Officer                   2002      $135,958       -0-             -0-                 -0-              $5,425
                                          2001      $153,150     $35,000           -0-               100,000            $4,060

D. Brian Plunkett (2) ............        2003      $155,383       -0-             -0-                 -0-               -0-
Vice President and Chief Financial        2002      $137,500       -0-             -0-                 -0-              $4,000
Officer                                   2001      $152,917     $10,000           -0-               100,000             -0-

John P. Alexander (3)...........          2003       $33,333       -0-             -0-                 -0-               -0-
Vice President Sales                      2002         -0-         -0-             -0-                 -0-               -0-
                                          2001         -0-         -0-             -0-                 -0-               -0-


         (1) Mr. Stillwell was paid $49,126 by the Company for consulting services prior to serving as Chief Executive Officer, and $55,000 for consulting services following his resignation as CEO effective August 31, 2003.

         (2) The Company loaned Mr. Plunkett $4,000 in June 2002 in connection with the Restructuring. See "Certain Relationships and Related Party Transactions."

         3) Mr. Alexander served as the Company's Vice President Sales from September 1, 2003 through March 2004.

         How many options did the Company issue to the Named Executive Officers in 2003 and under what terms?

         The Company did not grant options during fiscal year 2003.

         How many options did the Named Executive Officers Exercise in 2003 and what was the value of those options?

         None of the Named Executive Officers exercised options during fiscal year 2003. The following table sets forth information relating to the year-end value of unexercised options by each of the Named Executive Officers.


----------------------------------------------------------------------------------------------------------------------------
                                                              # of Securities Underlying         Value of Unexercised in-
                              # Shares                          Unexercised Options at         the-money Options at Fiscal
                             Acquired on    Value Realized         Fiscal Year End (#)                 Year End ($)
Name                          Exercise           ($)           Exercisable/Unexercisable         Exercisable/Unexercisable
--------------------        -------------  ----------------   ---------------------------      -----------------------------
----------------------------------------------------------------------------------------------------------------------------
Alex E. Stillwell                -0-             -0-                    0/0                                  0/0
----------------------------------------------------------------------------------------------------------------------------
Brian M. Bobeck                  -0-             -0-              303,500 / 25,000                           0/0
----------------------------------------------------------------------------------------------------------------------------
D. Brian Plunkett                -0-             -0-              466,762 / 25,000                           0/0
----------------------------------------------------------------------------------------------------------------------------
John P. Alexander                -0-             -0-                    0/0                                  0/0
----------------------------------------------------------------------------------------------------------------------------


         What equity compensation plans does the Company have in place?

         The Company assumed a stock option plan in connection with its merger with Paging Partners Corporation on March 31, 1999 (the "Plan"). Under the Plan, options to purchase shares of Aquis common stock, intended to qualify as incentive stock options, may be granted to employees of the Company. A total of 1,500,000 shares of Common Stock have been reserved for issuance under the Plan. A total of 382,762 options have been issued under the Plan in excess of the 1,500,000 shares that have been reserved for issuance. These excess options have been included in the total number of securities to be issued under equity compensation plans not approved by security holders. Options granted under the Plan are exercisable for terms of six months to ten years from the date of grant.

         The Company also established the Aquis Communications Group, Inc. 2001 Stock Incentive Plan (the "2001 Plan") in November 2001. Both incentive stock options and non-qualified stock options may be granted under the 2001 Plan, which has not been approved by security holders. Employees, directors and consultants are eligible for grants under the 2001 Plan. A total of 2,000,000 shares of Common Stock have been reserved for issuance under the 2001 Plan, of which options for 1,095,000 Common Shares were issued and have not been cancelled. The following table provides information about the Company's equity compensation plans in effect at December 31, 2003, aggregated for two categories of plans: those approved by shareholders and those not approved by shareholders.

----------------------------------------------------------------------------------------------------------------------------
                                      (a)                       (b)                               (c)
                                                                                      Number of securities remaining
                           Number of securities to be       Weighted-average          available for future issuance
                            issued upon exercise of        exercise price of            under equity compensation
                              outstanding options,        outstanding options,         plans (excluding securities
Plan Category                 warrants and rights.        warrants and rights.           reflected in column (a))
-------------             ----------------------------  -----------------------      --------------------------------
----------------------------------------------------------------------------------------------------------------------------
Equity compensation
plans approved by
security holders                   1,500,000                     $0.93                           none
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
Equity compensation
plans not approved by
security holders                   1,477,762                     $0.29                         905,000
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
Total                              2,977,762                     $0.62                         905,000
----------------------------------------------------------------------------------------------------------------------------


         Is the Company a party to any key employment agreements or advisor agreements?

         The Company does not have any employment agreements with its Named Executive Officers.

         Does the Company have a code of ethics for executive officers?

         The Company has a code of ethics for our executive officers, a copy of which can be provided to any person without charge, upon written request. Any such request should be addressed to: Aquis Communications Group, Inc., 1719A Route 10, Suite 300, Parsippany, New Jersey 07054, Attention: Corporate Secretary, c/o Stephen Simon.

         REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

         The Compensation Committee of the Board of Directors of the Company has furnished the following report on executive compensation for fiscal year 2003. The compensation committee report is intended to describe in general terms the process the Compensation Committee undertakes and the matters it considers in determining the appropriate compensation for the Company's chief executive officer.

         The Compensation Committee reviews and approves compensation levels and benefit plans and policies applicable to senior management of the Company, including the Chief Executive Officer and other executive officers of the Company, and submits its recommendations to the Board for ratification. The Company's compensation policies are designed (1) to attract and retain individuals of the best quality available in the messaging services industry,
(2) to motivate and reward these individuals based on corporate and individual performance and (3) to align the interests of these individuals with the interests of the shareholders of the Company through stock-based incentives when appropriate. However, in light of the current state of operations of the Company, the Compensation Committee has limited or suspended bonus and option awards. Consistent with the above-stated philosophy, senior management compensation currently consists solely of base salary. The Compensation Committee's current members are John B. Burtchaell, Jr., Eugene I. Davis, and David A. Sands.

         In fiscal year 2003, compensation of Brian M. Bobeck, the Company's Chief Executive Officer and D. Brian Plunkett, the Company's Chief Financial Officer, was determined by the Compensation Committee based upon arms length negotiations. Each of these individuals is employed by the Company on an at will basis. The Company has agreed, however, to provide each with salary continuation benefits for a period of six months in the event of their termination without cause.

         Respectfully submitted by the members of the Compensation Committee,

                  John B. Burtchaell, Jr., Chairman
                  Eugene I. Davis
                  David A. Sands

         Does the Company anticipate special tax consequences resulting from paying any of its executive officers in excess of $1,000,000?

         Section 162(m) of the Internal Revenue Code of 1986, as amended, generally disallows a tax deduction to public companies for executive compensation in excess of $1 million. It is not anticipated that the Company will pay any of its executive officers compensation in excess of $1 million in the 2003 fiscal year and, accordingly, to date the Company has not adopted a policy in this regard.

         What is the purpose of this compensation committee report?

         The above compensation committee report is not deemed to be part of a document filed with the SEC pursuant to the Securities Act or the Securities Exchange Act and is not to be deemed incorporated by reference in any documents filed under the Securities Act or the Exchange Act, without the express written consent of Aquis. This proxy statement and enclosed Proxy are being furnished to shareholders of Aquis Communications Group, Inc., a Delaware corporation (together with its subsidiaries "Aquis" or the "Company"), in connection with the solicitation of proxies by the Board of Directors of the Company for use at the annual meeting of shareholders (the "annual meeting") of the Company to be held at 8:00 a.m. Eastern Daylight Time on Thursday, May 20, 2004, at our corporate offices, 1719A Route 10, Suite 300, Parsippany, New Jersey 07054 and at any adjournments or postponements thereof. The cost of soliciting proxies in the accompanying form will be borne by the Company. The persons named as proxies were selected by the Board of Directors of the Company and are executive officers of the Company.

         COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         Mr. Frieling resigned as a member of the Company's Compensation Committee in 2001. During 2002, the Company paid investment banking fees totaling $67,674 to Deerfield Capital, L.P. and Deerfield Partners, LLC. Mr. Frieling serves as managing director of Deerfield Partners, LLC, which in turn serves as general partner of Deerfield Capital, L.P.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         Has the Company entered into any arrangements with affiliated parties?

         During 2003, the Company paid FINOVA, its primary creditor and principal shareholder certain debt service payments totaling $1,628,000 pursuant to the terms of the loan agreements, as amended, between the parties, and a fee of $32,500 in connection with the modification of those agreements.

         Prior to the Restructuring, 442.22 shares of Aquis' Series A Convertible Preferred Stock were held by CIT Group Inc. ("CIT"). CIT refused to participate in the Restructuring and requested that their Series A Convertible Preferred Stock be purchased. Mr. Plunkett offered to purchase such shares. On June 27, 2002, the Company loaned Mr. Plunkett $4,000 in order to purchase CIT's Series A Convertible Preferred Stock. Mr. Plunkett completed the subsequent purchase of CIT's 442.22 Series A Convertible Preferred Stock in early July 2002. Upon consummation of the Restructuring, Mr. Plunkett received 8.85 shares of Aquis' non-convertible Redeemable Preferred Stock with a face value of $44,222. In January 2003, the Company paid Mr. Plunkett a bonus of $6,424.40, resulting in a net payment of $4,000, which Mr. Plunkett used to repay his loan from the Company.

         On August 12, 2002, the Company closed the Restructuring with FINOVA and AMRO. This closing and the terms of the Restructuring were reported in the Company's Current Report on Form 8-K filed with the Securities and Exchange Commission on August 27, 2002.

         Effective on December 31, 2003, Aquis and FINOVA, the Company's primary lender and equity holder, entered into a Second Amendment to the Second Amended and Restated Loan Agreement, further amending the loan agreements negotiated as part of the Restructuring, as subsequently amended. The effect of this most recent amendment was to provide to FINOVA quarterly payments of debt service in amounts that may exceed those previously required, and to eliminate all prior financial covenants. The maturity dates of the related notes remained unchanged. The quarterly payment is to be determined based on the Company's cash balances in excess of $350,000, and is due on the first day of each calendar quarter. The initial payment in connection with these modifications was made in December 2003 in the amount of $754,000. Aquis paid approximately $109,000 to FINOVA in April 2004 based on its cash position as of March 31, 2004.

         Does the Company have a policy in place with respect to contracts between the Company and persons affiliated with the Company?

         Aquis has a policy that any transactions between Aquis and its officers, directors and affiliates will be on terms as favorable to Aquis as can be obtained from unaffiliated third parties. Such transactions with such persons will be subject to approval by a majority of our outside directors or will be consistent with policies approved by such outside directors.

                             AUDIT COMMITTEE REPORT

         The audit committee provides assistance to the Board in fulfilling its obligations with respect to matters involving the accounting, auditing, financial reporting and internal control functions of Aquis. Among other things, the audit committee reviews and discusses with management and with Aquis' outside auditors the results of the year-end audit of Aquis, including the audit report and audited financial statements. Except for Mr. Burtchaell, who is not independent since he is an officer of FINOVA, the Board of Directors, in its business judgment, has determined that all members of the audit committee are "independent" directors and are qualified to serve on the audit committee pursuant to Rules 4200(a)(15) and 4350(d) of the NASD's listing standards. The Board has adopted a written charter of the audit committee, attached hereto as Appendix A.

         As set forth in the audit committee charter, management of the Company is responsible for the preparation, presentation and integrity of the Company's controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent auditors are responsible for auditing the Company's financial statements and expressing an opinion as to their conformity with generally accepted accounting principles.

         In connection with its review of Aquis' audited financial statements for the fiscal year ended December 31, 2003, the audit committee reviewed and discussed the audited financial statements with management and the independent auditors, and discussed with the Company's independent auditors, the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AU 380), as currently in effect. In addition, the audit committee received the written disclosures and the letter from Wiss & Company, LLP ("Wiss") required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), as currently in effect and discussed with Wiss their independence from Aquis. The audit committee has determined that the provision of non-audit services rendered by Wiss to Aquis is compatible with maintaining the independence of Wiss from Aquis, but the audit committee will periodically review the non-audit services rendered by Wiss.

         Members of the audit committee rely without independent verification on the information provided to them and on the representations made by management and the independent accountants. Accordingly, the audit committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal control and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the audit committee's considerations and discussions referred to above do not assure that the audit of the Company's financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles or that the Company's auditors are in fact "independent."

         Based on the review and discussions referred to above and subject to the limitations on the role and responsibilities of the audit committee referred to above and in the charter, the audit committee recommended to Aquis' Board of Directors that the audited financial statements be included in Aquis' annual report on Form 10-K for its fiscal year ended December 31, 2003, for filing with the Securities and Exchange Commission.

         Who are the members of the audit committee?

         Currently, the members of the audit committee are John B. Burtchaell, Jr., Tom Parrish, Chairman of the Audit Committee, and Richard Gdovic.

                               COMPANY PERFORMANCE

         How has the Company's stock performed in comparison to the Nasdaq Stock Market and the Russell 2000 Index?

         The following chart compares for the five-year period ended December 31, 2003, the cumulative total shareholder returns (assuming reinvestment of dividends, if any) on $100 invested on December 31, 1998 in the Company's Common Stock, the NASDAQ Stock Market (U.S. Companies) and the NASDAQ Stocks (SIC Codes 4810-4819 U.S. Companies) of Telephone Communications. The stock price performance shown in the chart is not necessarily indicative of future price performance.

                  COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*
     AMONG AQUIS COMMUNICATIONS GROUP, THE NASDAQ STOCK MARKET (U.S.) INDEX
                     AND THE NASDAQ TELECOMMUNICATIONS INDEX

                                            --------------------------------------------------------------------------
                                                                     Cumulative Total Return
                                            --------------------------------------------------------------------------
                                              12/98        12/99       12/00       12/01        12/02        12/03
                                            --------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
        Aquis Communications Group            100.00      154.34        11.89       1.65         0.18         1.83
----------------------------------------------------------------------------------------------------------------------
        NASDAQ Stock Market (U.S.)            100.00      192.96       128.98      67.61        62.17        87.61
----------------------------------------------------------------------------------------------------------------------
        NASDAQ Telecommunications             100.00      246.46       111.68      70.94        47.87        84.77
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------

* $100 invested on 12/31/98 in stock or index-including reinvestment of dividends; fiscal years ending 12/31.

The stock price performance chart shown above is not deemed to be part of any document filed with the SEC pursuant to the Securities Act or the Exchange Act and is not to be deemed incorporated by reference in any documents filed under the Securities Act or the Exchange Act without the express written consent of the Company.

                              INDEPENDENT AUDITORS

         Who are the Company's independent auditors?

         The Company's audit committee has selected Wiss & Company, LLP ("Wiss") as the Company's principal independent accountant for the 2004 fiscal year. Wiss served as the Company's principal independent auditors for the 2002 fiscal year and the 2003 fiscal year. Representatives from Wiss are expected to be present at the annual meeting, and will have an opportunity to make a statement if they desire to do so. Wiss representatives are expected to be available to respond to appropriate questions.

                           FEES TO WISS & COMPANY, LLP

         What fees were paid to the Company's independent auditor during fiscal years 2003 and 2002?

         For the fiscal years ended December 31, 2003 and December 31, 2002, the total fees paid to our auditors, Wiss & Company, LLP ("Wiss"), were as follows:

Audit Fees

         Aquis was billed a total of $78,000 by Wiss & Company, LLP ("Wiss") for services rendered in connection with the audit of the financial statements of Aquis Communications Group, Inc. and its consolidated subsidiaries for the year ended December 31, 2003, and $36,238 for the reviews of the interim financial statements. The Company was billed a total of $86,966 by Wiss for services rendered in connection with the audit of the financial statements of Aquis Communications Group, Inc. and its consolidated subsidiaries for the year ended December 31, 2002, and $35,318 for the reviews of the interim financial statements.

All Other Fees

         There were no fees billed by Wiss in connection with assurance and related services, tax planning, tax advice or compliance services, or financial information systems design and implementation during the years ended December 31, 2003 and December 31, 2002. There were no fees billed by Wiss for any other services during either of those periods.

                       PREAPPROVAL POLICIES AND PROCEDURES

         What are the Company's pre-approval policies and procedures for audit and non-audit services?

         Beginning in fiscal year 2003, all audit and non-audit services provided by Wiss & Company, LLP were required to be pre-approved by the audit committee. Non-audit services specified in Section 10A(g) of the Securities Exchange Act of 1934, should the Company require these, may not be provided by Wiss. All of the audit services provided by Wiss during fiscal year 2003 and in connection with the audit as of and for the period ended December 31, 2003 were authorized and approved by the audit committee in compliance with these pre-approval policies and procedures. The audit services provided by Wiss during, as of and for the year ended December 31, 2002 were authorized and approved by the audit committee in compliance with the Company's then existing audit committee charter, which did not require pre-approval of such services.

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors, and persons who own more than 10% of the registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC"). Such executive officers, directors and greater than 10% shareholders are required by SEC regulations to furnish the Company with copies of all
Section 16(a) forms they file. The SEC requires public companies to disclose in their proxy statements whether persons required to make such filings missed or made late filings. Based on a review of forms filed by its reporting persons during the last fiscal year, the Company believes that they complied with the reporting requirements of Section 16(a) of the Securities Exchange Act of 1934.

                                  MISCELLANEOUS

         It is important that proxies be returned promptly to avoid unnecessary expense. Therefore, shareholders who do not expect to attend in person are urged, regardless of the number of shares of stock owned, to date, sign and return the enclosed proxy promptly.

                                                                      APPENDIX A

                             AUDIT COMMITTEE CHARTER

Aquis Communications Group, Inc. Audit Committee Charter

I.       Audit Committee Purpose

         The Audit Committee is appointed by the Board of Directors of Aquis Communications Group, Inc. (the "Company") to assist the Board in fulfilling its oversight responsibilities. The Audit Committee's primary duties and responsibilities are to:

         (1) Monitor the integrity of the Company's financial reporting process and systems of internal controls regarding finance, accounting, and legal compliance.
         (2) Monitor the independence and performance of the Company's independent auditors and any internal auditing department.
         (3) Provide an avenue of communication among the independent auditors, management, the internal auditing department, and the Board of Directors.

         The Audit Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities, and it has direct access to the independent auditors as well as anyone in the organization. The Audit Committee has the ability to retain, at the Company's expense, special legal, accounting, or other consultants or experts it deems necessary in the performance of its duties.

II.      Audit Committee Composition and Meetings

         Audit Committee members shall meet the applicable independence and experience requirements, in effect from time to time, of The NASDAQ Stock Market ("NASDAQ") or such other applicable stock exchange or association on which the Company's common stock is then listed. The Audit Committee shall be comprised of three or more directors as determined by the Board. All members of the Committee shall have a basic understanding of finance and accounting and be able to read and understand fundamental financial statements, and at least one member of the Committee shall have accounting or related financial management expertise.

         Audit Committee members shall be appointed by the Board. If an Audit Committee Chair is not designated or present, the members of the Committee may designate a Chair by majority vote of the Committee membership.

         The Committee shall meet at least four times annually, or more frequently as circumstances dictate. The Audit Committee Chair shall prepare and/or approve an agenda in advance of each meeting. Audit Committee members may attend meetings in person, by telephone conference or similar communications equipment, or as otherwise permitted by law. The Committee should meet privately in executive session at least annually with management, the director of the internal auditing department, if any, the independent auditors, and as a committee to discuss any matters that the Committee or each of these groups believe should be discussed.

III.     Audit Committee Responsibilities and Duties

         Review Procedures

         (1) Review and reassess the adequacy of this Charter at least annually. Submit the Charter to the Board of Directors for approval and have the document published in accordance with applicable Securities and Exchange Commission ("SEC") regulations.
         (2) Review the Company's annual audited financial statements prior to filing or distribution. Review should include discussion with management and independent auditors of major issues regarding accounting principles, practices, and judgments that could significantly affect the Company's financial statements.
         (3) In consultation with management, the independent auditors, and the internal auditors, if any, consider the integrity of the Company's financial reporting processes and controls. Discuss any significant financial risk exposures and the steps management has taken to monitor, control, and report such exposures. Review significant findings prepared by the independent auditors and the internal auditing department together with management's responses.

         (4) Review with financial management and the independent auditors the Company's quarterly financial results prior to the release of earnings and the Company's quarterly financial statements prior to filing or distribution. Discuss any significant changes to the Company's accounting principles and any items required to be communicated by the independent auditors in accordance with Statement on Auditing Standards No. 61 ("SAS 61") (see item 9). The Chair of the Committee may represent the entire Audit Committee for purposes of this review.

         Independent Auditors

         (5) The independent auditors are ultimately accountable to the Audit Committee and the Board of Directors. The Audit Committee shall review the independence and performance of the auditors and annually recommend to the Board of Directors the appointment of the independent auditors or approve any discharge of auditors when circumstances warrant. The Audit Committee shall pre-approve any audit or non-audit engagement of auditors.
         (6) Approve the fees and other significant compensation to be paid to the independent auditors.
         (7) On an annual basis, the Committee should review and discuss with the independent auditors all significant relationships they have with the Company that could impair the auditors' independence.
         (8) Review the independent auditors audit plan - discuss scope, staffing, reliance upon management, and internal audit and general audit approach.
         (9) Prior to releasing the year-end earnings, discuss the results of the audit with the independent auditors. Discuss certain matters required to be communicated to audit committees in accordance with SAS 61.
         (10) Consider the independent auditors' judgments about the quality and appropriateness of the Company's accounting principles as applied in its financial reporting.

         Internal Audit Department and Legal Compliance

         (11) Review the budget, plan, changes in plan, activities, organizational structure, and qualifications of the internal audit department, if any, as needed.
         (12) Review the appointment and performance of, and any decision to replace, any senior internal audit executive.
         (13) Review any significant reports prepared by the internal audit department together with management's response and follow-up to these reports.
         (14) On at least an annual basis, review with the Company's counsel, any legal matters that could have a significant impact on the organization's financial statements, the Company's system for monitoring compliance with applicable laws and regulations, including response to any material inquiries received from regulators or governmental agencies.

         Other Audit Committee Responsibilities

         (15) Annually prepare a report to shareholders as required by the Securities and Exchange Commission. The report will be included in the Company's annual proxy statement as required by the applicable rules of the SEC.
         (16) Perform any other activities consistent with this Charter, the Company's by-laws, and governing law, as the Committee or the Board deems necessary or appropriate.
         (17) Periodically report to the Board of Directors on significant results of the foregoing activities.

         Scope of Duties

         (18) While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan, direct or conduct audits, or to determine whether the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditors. Nor is it the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditors or to assure compliance with laws and regulations and any internal rules or codes of conduct of the Company.

PROXY                  AQUIS COMMUNICATIONS GROUP, INC.                    PROXY

                  Annual Meeting of Shareholders, May 20, 2004
                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
    The undersigned hereby appoints D. Brian Plunkett as proxy, with power of substitution, to vote all shares of the undersigned at the annual meeting of the shareholders of Aquis Communications Group, Inc., to be held on May 20, 2004, at 8:00 a.m. Eastern Daylight Time, at our corporate offices, 1719A Route 10, Suite 300, Parsippany, New Jersey 07054, and at any adjournments or postponements thereof, in accordance with the following instructions:

(1) ELECTION OF DIRECTORS

[ ] FOR all nominees listed below                     [ ] WITHHOLD AUTHORITY
    (except as marked to the contrary below)              to vote for all nominees listed below

(INSTRUCTION: To withhold authority to vote for any individual nominee check the box to vote "FOR" all nominees and strike a line through the nominee's name in the list below.)

      John B. Burtchaell, Jr.       David A. Sands          Brian M. Bobeck       Thomas W. Parrish          Eugene I. Davis


(2) In their discretion, on such other matters as may properly come before the meeting.

          [ ] FOR DISCRETION    [ ] AGAINST DISCRETION      [ ] ABSTAIN

(Continued on reverse side)

(Continued from other side)

         THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THE SHARES WILL BE VOTED FOR THE NOMINEES IN THE ELECTION OF DIRECTORS AND IN THE DISCRETION OF THE PROXIES ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

PLEASE SIGN AND DATE BELOW AND RETURN PROMPTLY.


Dated: ----------------------- , 2004             ___________________________________________

Dated: ----------------------- , 2004             ___________________________________________
                                                  Signatures of shareholder(s) should correspond
                                                  exactly with the name printed hereon. Joint owners
                                                  should each sign personally. Executors,
                                                  administrators, trustees, etc., should give full title and authority.

                        AQUIS COMMUNICATIONS GROUP, INC.
                            1719A Route 10, Suite 300
                          Parsippany, New Jersey 07054